UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 19, 2022

MANITEX INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Charter)

Michigan	001-32401	42-1628978
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9725 Industrial Drive, Bridgeview, Illinois 60455

(Address of Principal Executive Offices) (Zip Code)

(708) 430-7500

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	MNTX	The NASDAQ Stock Market LLC
Preferred Share Purchase Rights	N/A	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.02	Termination of a Material Definitive Agreement.

On September 19, 2022, Manitex International, Inc. (the “Company”) entered into a third amendment (the “Third Amendment”) to its Rights Agreement, dated as of October 17, 2008, as amended by that certain First Amendment to Rights Agreement, dated as of May 24, 2018, and that certain Second Amendment to Rights Agreement, dated as of October 2, 2018 (as amended, the “Rights Agreement”).

The Third Amendment changes the Final Expiration Date of the rights issued pursuant to the Rights Agreement (the “Rights”) from September 13, 2028 to September 30, 2022. Accordingly, as of the close of business on September 30, 2022, the Rights will expire and will no longer be outstanding.

The Company described the material terms of the Rights Agreement in Item 1.01 of its Current Report on Form 8-K dated October 20, 2008, Item 3.03 of its Current Report on Form 8-K dated May 31, 2018, and Item 1.01 of its Current Report on Form 8-K dated October 3, 2018, and incorporates those descriptions herein by this reference, appropriately modified as set forth above. The foregoing is only a summary of certain terms and conditions of the Third Amendment and is qualified in its entirety by reference to the Third Amendment, which is attached as Exhibit 4.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Third Amendment to Rights Agreement dated as of September 19, 2022, by and between the Company and American Stock Transfer and Trust Company, LLC, as Rights Agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANITEX INTERNATIONAL, INC.

By:	/s/ JOSEPH DOOLAN
Name:	Joseph Doolan
Title:	Chief Financial Officer

Date: September 20, 2022